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Exhibit 10.2

TECHWELL, INC.

1997 STOCK PLAN (As amended)

SECTION 1.  PURPOSE

        The purpose of the Plan is to offer selected employees, directors and consultants an opportunity to acquire a proprietary interest in the success of the Company, to encourage such selected persons to remain in the employ of the Company and to attract new employees by allowing such persons to purchase Shares of the Company's Common Stock. The Plan provides for the grant of Options to purchase Shares. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options. Stock Purchase Rights may also be granted under the Plan.

SECTION 2. DEFINITIONS

        (a)   "Board" means the Board of Directors of the Company.

        (b)   "Code" means the Internal Revenue Code of 1986, as amended.

        (c)   "Committee" means a committee of the Board of Directors which is authorized to administer the Plan under Section 4 herein. In the event the Company becomes subject to Section 16 of the Exchange Act, the Committee shall have a membership composition which will enable the Plan to qualify under Rule 16b-3 with regard to Options granted to persons who are subject to Section 16 of the Exchange Act.

        (d)   "Common Stock" means the Common Stock of the Company.

        (e)   "Company" means Techwell, Inc.

        (f)    "Consultant" means any person, including an advisor, who is engaged by the Company or Subsidiary to render consulting or advisory services and is compensated for such services.

        (g)   "Continuous Status as an Employee" means the absence of any interruption or termination of the employment relationship by the Company or any Subsidiary. Continuous Status as an Employee shall not be considered interrupted in the case of: sick leave, military leave or any other leave of absence approved by the Board, provided that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or in the case of transfers between locations of the Company or between the Company, its Subsidiaries or its successor.

        (h)   "Employee" means any person, including officers and directors, employed by the Company or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

        (i)    "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        (j)    "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

          (i)    If the Common Stock is listed on any established stock exchange or a national market system including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("Nasdaq") System, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported, as quoted on such system or exchange for the last market trading day prior to the time of determination) as reported in the Wall Street Journal or such other source as the Administrator deems reliable;

          (ii)   If the Common Stock is quoted on the Nasdaq System (but not on the Nasdaq National Market thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high and low asked prices for the Common Stock; or

          (iii)  In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

        (k)   "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

        (l)    "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

        (m)  "Option" means a stock option granted pursuant to the Plan that entitles the holder to purchase Shares.

        (n)   "Optioned Stock" means the Common Stock subject to an Option.

        (o)   "Optionee" means an Employee or Consultant who receives an Option.

        (p)   "Plan" means the Techwell, Inc. 1997 Stock Plan, as amended from time to time.

        (q)   "Purchaser" means an Employee or Consultant who exercises a Stock Purchase Right.

        (r)   "Restricted Stock" means Shares purchased pursuant to the grant of a Stock Purchase Right.

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        (s)   "Share" means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

        (t)    "Stock Purchase Right" means the right to purchase Restricted Stock granted pursuant to Section 11 of the Plan.

        (u)   "Subsidiary" means any corporation of which the Company and/or one or more other Subsidiaries own not less than 50 percent of the total combined voting power of all classes of outstanding stock of such corporation. A corporation that attains the status of a Subsidiary on a date after the adoption of the plan shall be considered a Subsidiary commencing as of such date.

        (v)   "Tax Date" means the date upon which the withholding tax obligation is determined pursuant to Section 12(b) herein.

SECTION 3. STOCK SUBJECT TO THE PLAN

        Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of shares which may be optioned and sold under the Plan is ~~1,000,000  2,000,000~~1 ~~4,000,000~~2 ~~3,070,250~~3 2,864,7264Shares of Common Stock. The shares may be authorized, but unissued, or reacquired Common Stock. If an Option or Stock Purchase Right should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

SECTION 4. ADMINISTRATION.

        (a)   Committee Membership.    The Plan shall be administered by the Committee, which shall consist of members of the Board. The members of the Committee shall be appointed by the Board. If no Committee has been appointed, the entire Board shall constitute the Committee.

As amended by the Board of Directors, effective July 17, 1998.

As amended by the Board of Directors, effective June 20, 2000 and the Shareholders, effective June 22, 2000.
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929,750 shares transferred to 2001 Stock Plan, effective 4/4/01.
4
205,524 shares transferred to 2001 Stock Plan, effective 7/9/03.

        (b)   Powers of the Committee.    Subject to the provisions of the Plan and the specific duties delegated by the Board, the Committee shall have full authority and discretion to take the following actions:

          (i)    to determine the Fair Market Value of the Common Stock;

          (ii)   to select the officers, Consultants and Employees to whom Options and Stock Purchase Rights may from time to time be granted under the Plan;

          (iii)  to determine whether and to what extent Options and Stock Purchase Rights or any combination thereof, are granted under the Plan;

          (iv)  to determine the number of Shares to be covered by each such award granted hereunder;

          (v)   to approve forms of agreement for use under the Plan;

          (vi)  to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder including, but not limited to, the share price and any restriction or limitation, based in each case on such factors as the Committee shall determine in its sole discretion;

          (vii) to determine the terms and restrictions applicable to Stock Purchase Rights and the Restricted Stock purchased by exercising such Stock Purchase Rights; and

          (viii) to make any other such determinations with respect to awards under the Plan as it shall deem appropriate.

        (c)   Effect of Committee's Decision.    All decisions, determinations and interpretations of the Committee shall be final and binding on all Optionees and Purchasers and any other holders of any Options or Stock Purchase Rights.

SECTION 5. ELIGIBILITY.

        (a)   General Rule.    Nonstatutory Stock Options and stock Purchase Rights may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option or Stock Purchase Right may, if he is otherwise eligible, be granted an additional Option, Options, Stock Purchase Right or Rights.

        (b)   Stock Option Agreement.    Each grant of an Option under the Plan shall be evidenced by a stock option agreement between the Optionee and the Company. All stock option agreements shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate. The provisions of the various stock option agreements entered into under the Plan are not required to be identical.

        (c)   Incentive Stock Option Limitation.    Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options.

        (d)   Time of Granting Options    The date of grant of an Option shall, for all purposes, be the date on which the Committee makes the determination granting such Option, or such other date as is determined by the Board. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

SECTION 6. TERM OF PLAN.

        The Plan shall become effective on the date of its adoption by the Board subject to its approval by the shareholders of the Company as described in Section 17 of the Plan. In the event that the shareholders fail to approve the Plan within twelve (12) months after its adoption by the Board, any Options or Stock Purchase Rights granted during such period shall be null and void. The Plan shall continue in effect for a term of ten (10) years unless sooner terminated under Section 14 of the Plan.

SECTION 7. TERM OF OPTION.

        The term of each Option shall be the term stated in the Optionee's option agreement; provided however, the term shall be no more than ten (10) years from the date of grant thereof or such shorter term as may be provided in the option agreement. However, in the case of an Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the option agreement.

SECTION 8. EXERCISE PRICE AND CONSIDERATION.

        (a)   Board Determination.    With respect to each Option, the per share exercise price for the Shares shall be determined by the Board.

        (b)   Incentive Stock Options.    In the case of an Incentive Stock Option, the exercise price per Share shall be not less than 100% of the Fair Market Value of such Share on the date of grant. Notwithstanding the above, if an Incentive Stock Option is granted to an Employee who owns more than ten percent of the total combined voting power of all classes of stock of the Company or any Subsidiary, the exercise price per Share shall be not less than 110% of the Fair Market Value of such Share on the date of grant.

        (c)   Nonstatutory Stock Options.    The exercise price per Share of a Nonstatutory Stock Option shall not be less than 85% of the Fair Market Value of such Share on the date of grant. Notwithstanding the above, if a Nonstatutory Stock Option is granted to a person who owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Subsidiary, the exercise price per Share shall be not less than 110% of the Fair Market Value of such Share on the date of grant.

        (d)   Consideration.    The consideration to be paid for Shares issued upon the exercise of an Option and the method of payment for such Shares shall be determined by the Committee and, in the case of an Incentive Stock Option, shall be determined at the time of grant. The consideration to purchase Shares may consist of, cash, check, recourse or nonrecourse promissory note, the surrender of other Shares, or any combination of the foregoing methods of payment. In the case where the exercise price is paid by the surrender of Shares, the Shares surrendered must (i) have been owned by the Optionee for more than six months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the new Shares to be acquired.

SECTION 9. EXERCISE OF OPTION.

        (a)   Procedure for Exercise.    Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Board and as permissible under the terms of the Plan, but in no case at a rate of less than 20% per year over five (5) years from the date of the Option is granted. An Option may not be exercised for a fraction of a Share. An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Until the issuance of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option, no adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 13 of the Plan.

        (b)   Termination of Employment.    In the event of termination of an Optionee's consulting relationship or Continuous Status as an Employee with the Company, such Optionee may within ninety (90) days after the date of such termination (or such other period as set forth in the Option Agreement, but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent that Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of such termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

        (c)   Disability of Optionee.    Notwithstanding the provisions of Section 9(b) above, if an Optionee's Consulting relationship or Continuous Status as an Employee is terminated as a result of disability (as determined by the Board in accordance with the policies of the Company), Optionee may within six (6) months from the date of such termination (or such other longer period as set forth in the Option Agreement, but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

        (d)   Death of Optionee.    In the event of the death of an Optionee, the Option may be exercised within twelve (12) months following the date of death, (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee was entitled to exercise the Option at the date of death. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

        (e)   Rule 16b-3.    Options granted to persons subject to Section 16(b) of the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

SECTION 10. RIGHT OF FIRST REFUSAL.

        (a)   Right of First Refusal.    Unless the Committee determines otherwise, all Shares acquired under the Plan by an Optionee or Purchaser (both being referred to herein as "Holder") shall be subject to the right of first refusal set forth in this Section 10. Before any Shares may be sold or transferred (including transfer by operation of law other than as excepted pursuant to Section 10(e) hereof), Holder must first obtain the written consent of the Company. If such written consent is not given, then the Company shall have a right of first refusal to purchase all, but not less than all, of the Shares for the same price and, to the extent practicable, on substantially the same terms and conditions offered to such prospective purchaser, in accordance with the procedures set forth below.

        (b)   Purchase Price.    If the proposed price per share is to be other than in cash, then an equivalent cash value shall be determined in good faith by the Board. If a transfer other than a voluntary sale is proposed to be made, then the price per Share for purposes of the right of first refusal shall be determined by the mutual agreement of Holder and the

Company or, if no agreement can be reached, the price shall be the fair market value of such shares, as determined in good faith by the Board.

        (c)   Offer Notice.    Prior to any sale or transfer of any Shares, Holder, or the legal representative of Holder, shall promptly deliver to the Secretary of the Company a written notice of the price and other terms and conditions of the offer by the prospective purchaser, the identity of the prospective purchaser, and, in the case of a sale, Holder's bona fide intention to sell or dispose of such shares together with a copy of a written agreement between Holder and the prospective purchaser conditioned only upon the satisfaction of the procedures set forth in this right of first refusal. If the Company does not give its written consent to such transfer, then the Company (or its assignees) shall, for thirty (30) days after such notice from Holder, have the right under this Section 10 to purchase all such Shares, as set forth herein.

        (d)   Holder's Right to Transfer.    After the expiration of the Rights of First Refusal, or upon the written consent of the Company to the proposed transfer, Holder may sell or transfer the Shares specified in the notice to the Company, on the terms and conditions specified in such notice; provided, however, that the sale must be consummated within three (3) months after the date of the notice and that all Shares sold or transferred shall remain subject to the applicable provisions and restrictions of this Plan, including restrictions on further transfer as provided in this Section 10, and shall carry a legend to that effect. If the right of first refusal under this Section 10 are not exercised, but Holder fails to consummate such sale on the same terms and conditions as set forth in the notice to the Company within three (3) months after the date of the notice, then such right of first refusal shall be reinstated.

        (e)   Termination; Exceptions.    The provisions of this Section 10 shall terminate on the closing date of an underwritten public offering of Common Stock of the Company. The provisions of Section 10(a) shall not apply to a transfer of any Shares by Holder, either during his or her lifetime or on death to his or her ancestors, descendants or spouse, or any custodian or trustee for the account of Holder or Holder's ancestors, descendants or spouse; provided, in each such case a transferee shall receive and hold such Shares subject to the provisions and restrictions on transfer under this Section 10 and there shall be no further transfer of such Shares except in accordance herewith.

        (f)    Effect of Transfers Not in Compliance.    The Company shall not be required to transfer on its books any Shares which shall have been sold or transferred in violation of any of the provisions set forth in this Section 10, or to treat as owner of such Shares, or to accord the right to vote as such owner or to pay dividends to, any transferee to whom such Shares shall have been so transferred.

SECTION 11. STOCK PURCHASE RIGHTS AND REPURCHASE OPTION.

        (a)   Rights to Purchase Restricted Stock.    Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Committee determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid (which price shall not be less than 85% of the Fair Market Value of the Shares as of the date of this offer, or, in the case of a person owning stock representing more than ten percent (10%) the total combined Voting Power of all classes of stock of the Company or any Subsidiary, the price shall not be less than one hundred percent (100%) of the Fair Market Value of the shares as of the date of the offer), and the time within which such person must accept such offer, which shall in no event exceed thirty (30) days from the date of grant of the Stock Purchase Right. The offer shall be accepted by execution of a stock purchase agreement in the form determined by the Committee.

        (b)   Repurchase Option.    Unless the Committee determines otherwise, the stock purchase agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the Purchaser's employment with the Company for any reason (including death or disability). The purchase price for unvested Shares repurchased pursuant to the stock purchase agreement shall be the original price paid by the Purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option with respect to the Restricted Stock shall lapse at such rate as the Committee may determine, but in any event at a minimum rate of twenty percent (20%) per year.

        (c)   Other Provisions.    The stock purchase agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Committee in its sole discretion. In addition, the provisions of stock purchase agreements need not be the same with respect to each Purchaser.

        (d)   Rights as a Shareholder.    Once the Stock Purchase Right is exercised, the Purchaser shall have the rights equivalent to those of a shareholder, and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 13 of the Plan.

SECTION 12. WITHHOLDING TAXES.

        (a)   Obligation of Optionees and Purchasers.    As a condition to the exercise of an Option or Stock Purchase Right, the Optionees and Purchasers shall make such arrangements as the Committee may require to the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with exercise. The Optionees shall also make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option.

        (b)   Stock Withholding to Satisfy Withholding Tax Obligations.    At the discretion of the Committee, Optionees or Purchasers may satisfy withholding obligations as provided in this paragraph. When an Optionee or Purchaser incurs a tax liability in connection with an Option or Stock Purchase Right, which tax liability is subject to tax withholding under applicable tax laws, and the Optionee or Purchaser is obligated to pay the Company an amount required to be withheld under applicable tax laws, the Optionee or Purchaser may satisfy the withholding tax obligation by electing to have the Company withhold from the Shares to be issued upon exercise of the Option, or the Shares to be issued in connection with the Stock Purchase Right, if any, that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date").

All elections by an Optionee or Purchaser to have Shares withheld for this purpose shall be made in writing in a form acceptable to the Committee and shall be subject to the following restrictions:

          (i)    the election must be made on or prior to the Tax Date;

          (ii)   once made, the election shall be irrevocable as to the particular Shares of the Option or Stock Purchase Right as to which the election is made;

          (iii)  all elections shall be subject to the consent or disapproval of the Committee;

          (iv)  if the Optionee is subject to Rule 16b-3 of the Exchange Act, the election must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

In the event the election to have Shares withheld is made by an Optionee or Purchaser and no election is filed under Section 83(b) of the Code, the Optionee or Purchaser shall receive the full number of Shares with respect to which the Option or Stock Purchase Right is exercised, but such Optionee or Purchaser shall be unconditionally obligated to tender back to the Company the proper number of Shares at the time when the amount of withholding tax becomes due and payable.

SECTION 13. ADJUSTMENT OF SHARES.

        (a)   Changes in Capitalization.    Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Option or Stock Purchase Right, and the number of Shares which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an

Option or Stock Purchase Right, as well as the price per Share covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option or Stock Purchase Right.

        (b)   Dissolution, Liquidation or Merger.    In the event of a merger of the Company with or into another corporation, the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation. In the event of the proposed dissolution or liquidation of the Company, or of a merger in which the successor corporation does not agree to assume the Option or Stock Purchase Right or substitute an equivalent Option or Stock Purchase Right, the Board shall notify Optionees and Purchasers at least thirty (30) days prior to such proposed action. To the extent it has not been previously exercised, the Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action. Notwithstanding anything to the contrary in this Section 13, the Board of Directors, may in its sole and absolute discretion, subject only to limitations, if any, that may arise under applicable state securities laws, specify, at the time of grant, that an Option or Stock Purchase Right may be accelerated fully upon the occurrence of certain events, including, without limitation, (a) any acquisition or merger of the Company (other than for purposes of reincorporation), (b) any sale of all or substantially all of the assets of the Company, or (c) any sale or series of sales of equity securities of the Company occurring after July 1, 1997 resulting in the transferees or purchasers thereof holding greater that 50% of the outstanding shares of capital stock of the Company.

SECTION 14. AMENDMENT AND TERMINATION OF PLAN.

        (a)   Amendment and Termination.    The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Optionee or Purchaser under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act or with Section 422 of the Code (or any other applicable law or regulation, including the requirements of the NASD or an established stock exchange), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

        (b)   Effect of Amendment or Termination.    Any such amendment or termination of the Plan shall not affect Options and Stock Purchase Rights already granted and such Options and Stock Purchase Rights shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee or Purchaser and the Board, which agreement must be in writing and signed by the Optionee or Purchaser and the Company.

SECTION 15. NONTRANSFERABILITY.

        All Options and Stock Purchase Rights granted under the Plan may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Optionee or Stock Purchase Rights Holder only by the Optionee or Stock Purchase Rights Holder.

SECTION 16. ISSUANCE OF SHARES.

        (a)   Legal Requirements.    Shares shall not be issued pursuant to the exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

        (b)   Investment Representations.    As a condition to the exercise of an Option or Stock Purchase Right, the Committee may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

        (c)   Regulatory Approval.    The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

SECTION 17. NO EMPLOYMENT RIGHTS.

        No provision of the Plan, nor any Option or Stock Purchase Right granted under the Plan shall confer upon any Optionee, Stock Purchaser Right Holder or Purchaser any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his right or the Company's right to terminate his employment or consulting relationship at any time, with or without cause.

SECTION 18. SHAREHOLDER APPROVAL.

        Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law and the rules of any stock exchange upon which the Common Stock is listed.

SECTION 19. INFORMATION TO HOLDER AND PURCHASERS.

        The Company shall provide to each Holder and Purchaser, during the period for which such Holder has one or more Options or Stock Purchase Rights outstanding, and in the case of a Purchaser, during the period such individual owns such Shares, annual financial statements of the Company. The Company shall not be required to provide such information if the issuance of Options under the Plan is limited to key employees whose duties in connection with the Company assure their access to equivalent information.

[Original Corporate Policy (incorporation through 8/31/99): 100% acceleration upon "Change of Control" for employees and consultants.]

TECHWELL, INC.
1997 STOCK PLAN

STOCK OPTION AGREEMENT

        Techwell, Inc. (the "Company") hereby grants an option to purchase Shares of its Common Stock to the optionee named below on the terms and conditions set forth in this cover sheet, the Company's 1997 Stock Plan, and Exhibit A attached hereto (together, the "Stock Option Agreement"):

Grant Number:	«Grant No»
Date of Grant	«Grant Date»
Vesting Commencement Date	«VCD»
Exercise Price Per Share US	«Price»
Total Number of Shares Granted	«Shares»
Type of Option	Incentive Stock Option
Nonqualified Stock Option
Expiration Date	«Term Date»

  Exercise Schedule:

        The option granted hereunder may be exercised, in whole or in part, based on the vesting schedule as set forth below.

        One twenty-fourth (1/24th) of the shares subject to the option shall vest in the holder thereof on the one month anniversary of the Vesting Commencement Date and an additional 1/24th of the shares subject to the option shall vest in the holder thereof at the end of each full month thereafter.

        By signing this cover sheet, you agree that this Stock Option Agreement is subject to the terms and conditions of this cover sheet, the 1997 Stock Plan and Exhibit A, which is attached hereto and made a part of this document.

OPTIONEE:	Techwell, Inc. a California corporation
«Optionee»	By	Fumihiro Kozato, President

EXHIBIT A

STOCK OPTION AGREEMENT

Type of Option

The type of option which you have been granted is designated on the cover sheet. If designated as an Incentive Stock Option, this option is intended to be an incentive stock option under section 422 of the Internal Revenue Code and will be interpreted accordingly.

Vesting

You may exercise this Option during its term in accordance with the exercise schedule set out in the cover sheet and the applicable provisions of the Plan and this Stock Option Agreement. In the event of your death, disability or other termination of employment or consulting relationship, the exercisability of the Option is governed by the applicable provisions of the Plan and this Stock Option Agreement.

Term

Your option may be exercised only within the term set out in the cover sheet, and may be exercised during such term only in accordance with the Plan and this Stock Option Agreement. In any event, your Option will expire on the day before the 10th anniversary of the Date of Grant, as shown on the cover sheet. It will expire earlier if your Company service terminates, as described below.

Regular Termination

In the event of the termination of your consulting relationship or Continuous Status as an Employee for any reason other than death or disability, you may, to the extent otherwise so entitled at the date of such termination, exercise this Option within 90 days after your termination. To the extent that you were not entitled to exercise this Option at the date of such termination, or if you do not exercise your Option within the 90 day period specified above, your Option will terminate.

Death

In the event of your death, the Option may be exercised at any time within twelve (12) months following the date of death by your estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that you could exercise the Option at the date of death.

Disability

If your service with the Company (or any Subsidiary) terminates because of your disability, you may, but only within six (6) months from the date of termination of employment, exercise the Option to the extent otherwise so entitled at the date of such termination.

Restrictions on Exercise

The Company will not permit you to exercise this option if the issuance of Shares at that time would violate any law or regulation.

Notice of Exercise

When you wish to exercise this option, you must notify the Company by filing the proper "Notice of Exercise" form (attached hereto as Exhibit C) at the address given on the form. Your notice must specify how many Shares you wish to purchase. Your notice must also specify how your Shares should be registered (in your name only or in your and your spouse's names as community property or as joint tenants with right of survivorship). The notice will be effective when it is received by the Company. If someone else wants to exercise this option after your death, that person must prove to the Company's satisfaction that he or she is entitled to do so.

Form of Payment

Your Notice of Exercise must be accompanied by payment of the aggregate purchase price as to all Shares you wish to purchase. Payment of the purchase price shall be by cash or personal check.

Withholding Taxes

You will not be allowed to exercise this option unless you make acceptable arrangements to pay any withholding or other taxes that may be due as a result of the option exercise or the sale of shares acquired upon exercise of this option and the sale of the shares.

Representations

If the Shares you intend to purchase have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, the Company may require you to (i) deliver to the Company your Investment Representation Statement (attached as Exhibit B), which may contain, among other things, an agreement to refrain from sales of the Shares for up to 180 days immediately following an underwritten initial public offering), and (ii) read the applicable rules of the Commissioner of Corporations attached to such Investment Representation Statement.

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Right of First Refusal

In the event that you propose to sell, pledge or otherwise transfer to a third party any Shares acquired under this Stock Option Agreement, or any interest in such Shares, the Company shall have the "Right of First Refusal" with respect to all (and not less than all) of such Shares. If you desire to transfer Shares acquired under this Agreement, you must give a written notice to the Company describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price and the name and address of the proposed transferee. The Company shall have the right to purchase all, and not less than all, of the Shares on the terms of the proposal described in the notice by delivery of a notice of exercise of the Right of First Refusal within 30 days after the date when the notice was received by the Company.

If the Company fails to exercise its Right of First Refusal within 30 days after the date when it received the notice, you may, not later than three (3) months following receipt of the notice by the Company, conclude a transfer of the Shares on the terms and conditions described in the notice. If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Shares within 30 days after the date when the Company received the notice. The Company's Right of First Refusal shall terminate in the event that Stock is listed on an established stock exchange or is quoted regularly on the Nasdaq National Market.

Transfer of Option

Prior to your death, only you may exercise this option. You cannot transfer or assign this option. For instance, you may not sell this option or use it as security for a loan. If you attempt to do any of these things, this option will immediately become invalid. You may, however, dispose of this option in your will.

Regardless of any marital property settlement agreement, the Company is not obligated to honor a notice of exercise from your spouse or former spouse, nor is the Company obligated to recognize such individual's interest in your option in any other way.

No Employment Rights

Your option or this Agreement does not give you the right to be retained by the Company (or any subsidiaries) in any capacity. The Company (and any subsidiaries) reserves the right to terminate your service at any time and for any reason.

Shareholder Rights

You, or your estate or heirs, have no rights as a shareholder of the Company until a certificate for your option Shares has been issued. No adjustments are made for dividends or other rights if the applicable record date occurs before your stock certificate is issued, except as described in the Plan.

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Adjustments

In the event of a stock split, a stock dividend or a similar change in the Company stock, the number of Shares covered by this option and the exercise price per share may be adjusted pursuant to the Plan. In the event of the proposed dissolution or liquidation of the Company, or of a merger in which the successor corporation does not agree to assume the Option or Stock Purchase Right or substitute an equivalent Option or Stock Purchase Right, the Board shall notify Optionees and Purchasers at least thirty (30) days prior to such proposed action. To the extent it has not been previously exercised, the Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.

Full Acceleration of Vesting upon Acquisition

Notwithstanding anything else to the contrary in this Agreement, 100% of the shares subject to the option shall vest in the holder thereof immediately upon and subject to the closing of (a) any acquisition or merger of the Company (other than for purposes of reincorporation), (b) any sale of all or substantially all of the assets of the Company, or (c) any sale or series of sales of equity securities of the Company resulting in the transferees or purchasers thereof holding greater that 50% of the outstanding shares of capital stock of the Company.

Legends

All certificates representing the Shares issued upon exercise of this option shall, where applicable, have endorsed thereon the following legends:

    "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND OPTIONS TO PURCHASE SUCH SHARES SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER, OR HIS OR HER PREDECESSOR IN INTEREST. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY BY THE HOLDER OF RECORD OF THE SHARES REPRESENTED BY THIS CERTIFICATE."

    "THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED."

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Applicable Law

This Agreement will be interpreted and enforced under the laws of the State of California.

The Plan and Other Agreements

The text of the Plan is incorporated in this Stock Option Agreement by reference. Certain capitalized terms used in this Agreement are defined in the Plan.

This Stock Option Agreement and the Plan constitute the entire understanding between you and the Company regarding this option. Any prior agreements, commitments or negotiations concerning this option are superseded.

By signing the cover sheet of this Agreement, you agree to all of the terms and conditions described above and in the Plan.

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EXHIBIT B

INVESTMENT REPRESENTATION STATEMENT

OPTIONEE	:
COMPANY	:	TECHWELL, INC.
SECURITY	:	COMMON STOCK
AMOUNT	:
DATE	:

In connection with the purchase of the above-listed Securities, the undersigned Optionee represents to the Company the following:

                (a)   Optionee is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the securities. Optionee is acquiring these securities for investment for Optionee's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

                (b)   Optionee acknowledges and understands that the securities constitute "restricted securities" under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee's investment intent as expressed herein. In this connection, Optionee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Optionee's representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Optionee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Optionee further acknowledges and understands that the Company is under no obligation to register the securities. Optionee understands that the certificate evidencing the securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company, a legend prohibiting their transfer without the consent of the Commissioner of

Corporations of the State of California and any other legend required under applicable state securities laws.

                (c)   Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of exercise of the Option by the Optionee, such exercise will be exempt from registration under the Securities Act. In the event the Company later becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter the securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including among other things: (1) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, and the amount of securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), if applicable.

        In the event that the Company does not qualify under Rule 701 at the time of exercise of the Option, then the securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires among other things: (1) the resale occurring not less than one year after the party has purchased, and made full payment for, within the meaning of Rule 144, the securities to be sold; and, in the case of an affiliate, or of a non-affiliate who has held the securities less than two years, (2) the availability of certain public information about the Company, (3) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934), and (4) the amount of securities being sold during any three month period not exceeding the specified limitations stated therein, if applicable.

                (d)   Optionee agrees, in connection with the Company's initial underwritten public offering of the Company's securities, (1) not to sell, make short sale of, loan, grant any options for the purchase of, or otherwise dispose of any shares of Common Stock of the Company held by Optionee (other than those shares included in the registration) without the prior written consent of the Company or the underwriters managing such initial underwritten public offering of the Company's securities for one hundred eighty (180) days from the effective date of such registration, and (2) further agrees to execute any agreement reflecting (1) above as may be requested by the underwriters at the time of the public offering; provided however that the officers and directors of the Company who own stock in the Company also agree to such restrictions.

                (e)   Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities

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and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.

                (f)    Optionee understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities without the consent of the Commissioner of Corporations of California. Optionee has read the applicable Commissioner's Rules with respect to such restriction, a copy of which is attached.

Signature of Optionee:

Date:	,

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EXHIBIT C

NOTICE OF EXERCISE

Techwell, Inc.
631 River Oaks Parkway
San Jose, CA 95134
Attention: Chief Financial Officer

        1.     Exercise of Option.    Effective as of today,                         ,         , the undersigned ("Optionee") hereby elects to exercise Optionee's option to purchase                    shares of the Common Stock (the "Shares") of Techwell, Inc. (the "Company") under and pursuant to the 1997 Stock Plan, as amended (the "Plan") and the [    ] Incentive [    ] Nonstatutory Stock Option Agreement dated                          (the "Option Agreement").

        2.     Representations of Optionee.    Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

        3.     Rights as Shareholder.    Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the optioned Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 12 of the Plan. Thereafter, Optionee shall enjoy rights as a shareholder until such time as Optionee disposes of the Shares.

        4.     Company's Right of First Refusal.    Optionee understands and acknowledges that the Shares are subject to certain right of first refusal provisions under the terms of the Plan and Option Agreement.

        5.     Tax Consultation.    Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee's purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

        6.     Restrictive Legends and Stop-Transfer Orders.

                (A)  Legends.    Optionee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by state or federal securities laws:

      THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT. COPIES OF THE AGREEMENT COVERING THE PURCHASE OF THESE SHARES AND RESTRICTING THEIR TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE CORPORATION AT THE PRINCIPAL EXECUTIVE OFFICES OF THE CORPORATION.

                (B)  Stop-Transfer Notices.    Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

                (C)  Refusal to Transfer.    The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

        7.     Successors and Assigns.    The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

        8.     Interpretation.    Any dispute regarding the interpretation of this Agreement shall be submitted by Optionee or by the Company forthwith to the Company's Board of Directors or the committee thereof that administers the Plan, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Board or committee shall be final and binding on the Company and on Optionee.

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        9.     Governing Law; Severability.    This Agreement shall be governed by and construed in accordance with the laws of the State of California excluding that body of law pertaining to conflicts of law. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

        10.   Notices.    Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

        11.   Further Instruments.    The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

        12.   Delivery of Payment.    Optionee herewith delivers to the Company the full Exercise Price for the Shares.

        13.   Entire Agreement.    The Plan and Notice of Grant/Option Agreement are incorporated herein by reference. This Agreement, the Plan, the Option Agreement and the Investment Representation Statement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and is governed by California law except for that body of law pertaining to conflict of laws.

Submitted by:	Accepted by:
OPTIONEE:	TECHWELL, INC., a California corporation
«Optionee»	By:
Its:
(address)	(address)

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[Revised Corporate Policy (since 9/1/99): 50% acceleration of unvested shares upon "Change of Control" for employees; 100% for consultants.]

TECHWELL, INC.
1997 STOCK PLAN

STOCK OPTION AGREEMENT

        Techwell, Inc. (the "Company") hereby grants an option to purchase Shares of its Common Stock to the optionee named below on the terms and conditions set forth in this cover sheet, the Company's 1997 Stock Plan, and Exhibit A attached hereto (together, the "Stock Option Agreement"):

Grant Number:	«Grant No»
Date of Grant	«Grant Date»
Vesting Commencement Date	«VCD»
Exercise Price Per Share	US«Price»
Total Number of Shares Granted	«Shares»
Type of Option	Incentive Stock Option
Nonqualified Stock Option
Expiration Date	«Term Date»

  Exercise Schedule:

        The option granted hereunder may be exercised, in whole or in part, based on the vesting schedule as set forth below.

        Twenty-five percent (25%) of the shares subject to the option shall vest in the holder thereof on the one year anniversary of the Vesting Commencement Date and an additional 1/48th of the shares subject to the option shall vest in the holder thereof at the end of each full month thereafter.

        By signing this cover sheet, you agree that this Stock Option Agreement is subject to the terms and conditions of this cover sheet, the 1997 Stock Plan and Exhibit A, which is attached hereto and made a part of this document.

OPTIONEE:	Techwell, Inc. a California corporation
«Optionee»	By	Fumihiro Kozato, President

EXHIBIT A

STOCK OPTION AGREEMENT

Type of Option

The type of option which you have been granted is designated on the cover sheet. If designated as an Incentive Stock Option, this option is intended to be an incentive stock option under section 422 of the Internal Revenue Code and will be interpreted accordingly.

Vesting

You may exercise this Option during its term in accordance with the exercise schedule set out in the cover sheet and the applicable provisions of the Plan and this Stock Option Agreement. In the event of your death, disability or other termination of employment or consulting relationship, the exercisability of the Option is governed by the applicable provisions of the Plan and this Stock Option Agreement.

Term

Your option may be exercised only within the term set out in the cover sheet, and may be exercised during such term only in accordance with the Plan and this Stock Option Agreement. In any event, your Option will expire on the day before the 10th anniversary of the Date of Grant, as shown on the cover sheet. It will expire earlier if your Company service terminates, as described below.

Regular Termination

In the event of the termination of your consulting relationship or Continuous Status as an Employee for any reason other than death or disability, you may, to the extent otherwise so entitled at the date of such termination, exercise this Option within 90 days after your termination. To the extent that you were not entitled to exercise this Option at the date of such termination, or if you do not exercise your Option within the 90 day period specified above, your Option will terminate.

Death

In the event of your death, the Option may be exercised at any time within twelve (12) months following the date of death by your estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that you could exercise the Option at the date of death.

Disability

If your service with the Company (or any Subsidiary) terminates because of your disability, you may, but only within six (6) months from the date of termination of employment, exercise the Option to the extent otherwise so entitled at the date of such termination.

Restrictions on Exercise

The Company will not permit you to exercise this option if the issuance of Shares at that time would violate any law or regulation.

Notice of Exercise

When you wish to exercise this option, you must notify the Company by filing the proper "Notice of Exercise" form (attached hereto as Exhibit C) at the address given on the form. Your notice must specify how many Shares you wish to purchase. Your notice must also specify how your Shares should be registered (in your name only or in your and your spouse's names as community property or as joint tenants with right of survivorship). The notice will be effective when it is received by the Company. If someone else wants to exercise this option after your death, that person must prove to the Company's satisfaction that he or she is entitled to do so.

Form of Payment

Your Notice of Exercise must be accompanied by payment of the aggregate purchase price as to all Shares you wish to purchase. Payment of the purchase price shall be by cash or personal check.

Withholding Taxes

You will not be allowed to exercise this option unless you make acceptable arrangements to pay any withholding or other taxes that may be due as a result of the option exercise or the sale of shares acquired upon exercise of this option and the sale of the shares.

Representations

If the Shares you intend to purchase have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, the Company may require you to (i) deliver to the Company your Investment Representation Statement (attached as Exhibit B), which may contain, among other things, an agreement to refrain from sales of the Shares for up to 180 days immediately following an underwritten initial public offering), and (ii) read the applicable rules of the Commissioner of Corporations attached to such Investment Representation Statement.

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Right of First Refusal

In the event that you propose to sell, pledge or otherwise transfer to a third party any Shares acquired under this Stock Option Agreement, or any interest in such Shares, the Company shall have the "Right of First Refusal" with respect to all (and not less than all) of such Shares. If you desire to transfer Shares acquired under this Agreement, you must give a written notice to the Company describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price and the name and address of the proposed transferee. The Company shall have the right to purchase all, and not less than all, of the Shares on the terms of the proposal described in the notice by delivery of a notice of exercise of the Right of First Refusal within 30 days after the date when the notice was received by the Company.

If the Company fails to exercise its Right of First Refusal within 30 days after the date when it received the notice, you may, not later than three (3) months following receipt of the notice by the Company, conclude a transfer of the Shares on the terms and conditions described in the notice. If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Shares within 30 days after the date when the Company received the notice. The Company's Right of First Refusal shall terminate in the event that Stock is listed on an established stock exchange or is quoted regularly on the Nasdaq National Market.

Transfer of Option

Prior to your death, only you may exercise this option. You cannot transfer or assign this option. For instance, you may not sell this option or use it as security for a loan. If you attempt to do any of these things, this option will immediately become invalid. You may, however, dispose of this option in your will.

Regardless of any marital property settlement agreement, the Company is not obligated to honor a notice of exercise from your spouse or former spouse, nor is the Company obligated to recognize such individual's interest in your option in any other way.

No Employment Rights

Your option or this Agreement does not give you the right to be retained by the Company (or any subsidiaries) in any capacity. The Company (and any subsidiaries) reserves the right to terminate your service at any time and for any reason.

Shareholder Rights

You, or your estate or heirs, have no rights as a shareholder of the Company until a certificate for your option Shares has been issued. No adjustments are made for dividends or other rights if the applicable record date occurs before your stock certificate is issued, except as described in the Plan.

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Adjustments

In the event of a stock split, a stock dividend or a similar change in the Company stock, the number of Shares covered by this option and the exercise price per share may be adjusted pursuant to the Plan. In the event of the proposed dissolution or liquidation of the Company, or of a merger in which the successor corporation does not agree to assume the Option or Stock Purchase Right or substitute an equivalent Option or Stock Purchase Right, the Board shall notify Optionees and Purchasers at least thirty (30) days prior to such proposed action. To the extent it has not been previously exercised, the Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.

Acceleration of Vesting upon Acquisition

Notwithstanding anything else to the contrary in this Agreement, 50% of the then unvested portion of the option shall vest in the holder thereof immediately upon and subject to the closing of (a) any acquisition or merger of the Company (other than for purposes of reincorporation), (b) any sale of all or substantially all of the assets of the Company, or (c) any sale or series of sales of equity securities of the Company resulting in the transferees or purchasers thereof holding greater that 50% of the outstanding shares of capital stock of the Company.

Legends

All certificates representing the Shares issued upon exercise of this option shall, where applicable, have endorsed thereon the following legends:

    "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND OPTIONS TO PURCHASE SUCH SHARES SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER, OR HIS OR HER PREDECESSOR IN INTEREST. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY BY THE HOLDER OF RECORD OF THE SHARES REPRESENTED BY THIS CERTIFICATE."

    "THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED."

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Applicable Law

This Agreement will be interpreted and enforced under the laws of the State of California.

The Plan and Other Agreements

The text of the Plan is incorporated in this Stock Option Agreement by reference. Certain capitalized terms used in this Agreement are defined in the Plan.

This Stock Option Agreement and the Plan constitute the entire understanding between you and the Company regarding this option. Any prior agreements, commitments or negotiations concerning this option are superseded.

By signing the cover sheet of this Agreement, you agree to all of the terms and conditions described above and in the Plan.

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EXHIBIT B

INVESTMENT REPRESENTATION STATEMENT

OPTIONEE	:	«Optionee»
COMPANY	:	TECHWELL, INC.
SECURITY	:	COMMON STOCK
AMOUNT	:
DATE	:

In connection with the purchase of the above-listed Securities, the undersigned Optionee represents to the Company the following:

                (a)   Optionee is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the securities. Optionee is acquiring these securities for investment for Optionee's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

                (b)   Optionee acknowledges and understands that the securities constitute "restricted securities" under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee's investment intent as expressed herein. In this connection, Optionee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Optionee's representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Optionee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Optionee further acknowledges and understands that the Company is under no obligation to register the securities. Optionee understands that the certificate evidencing the securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company, a legend prohibiting their transfer without the consent of the Commissioner of

Corporations of the State of California and any other legend required under applicable state securities laws.

                (c)   Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of exercise of the Option by the Optionee, such exercise will be exempt from registration under the Securities Act. In the event the Company later becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter the securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including among other things: (1) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, and the amount of securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), if applicable.

        In the event that the Company does not qualify under Rule 701 at the time of exercise of the Option, then the securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires among other things: (1) the resale occurring not less than one year after the party has purchased, and made full payment for, within the meaning of Rule 144, the securities to be sold; and, in the case of an affiliate, or of a non-affiliate who has held the securities less than two years, (2) the availability of certain public information about the Company, (3) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934), and (4) the amount of securities being sold during any three month period not exceeding the specified limitations stated therein, if applicable.

                (d)   Optionee agrees, in connection with the Company's initial underwritten public offering of the Company's securities, (1) not to sell, make short sale of, loan, grant any options for the purchase of, or otherwise dispose of any shares of Common Stock of the Company held by Optionee (other than those shares included in the registration) without the prior written consent of the Company or the underwriters managing such initial underwritten public offering of the Company's securities for one hundred eighty (180) days from the effective date of such registration, and (2) further agrees to execute any agreement reflecting (1) above as may be requested by the underwriters at the time of the public offering; provided however that the officers and directors of the Company who own stock in the Company also agree to such restrictions.

                (e)   Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities

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and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.

                (f)    Optionee understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities without the consent of the Commissioner of Corporations of California. Optionee has read the applicable Commissioner's Rules with respect to such restriction, a copy of which is attached.

Signature of Optionee:

Date:	,

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EXHIBIT C

NOTICE OF EXERCISE

Techwell, Inc.
631 River Oaks Parkway
San Jose, CA 95134
Attention: Chief Financial Officer

        1.     Exercise of Option.    Effective as of today,                         ,         , the undersigned ("Optionee") hereby elects to exercise Optionee's option to purchase                    shares of the Common Stock (the "Shares") of Techwell, Inc. (the "Company") under and pursuant to the 1997 Stock Plan, as amended (the "Plan") and the [    ] Incentive [    ] Nonstatutory Stock Option Agreement dated                          (the "Option Agreement").

        2.     Representations of Optionee.    Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

        3.     Rights as Shareholder.    Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the optioned Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 12 of the Plan. Thereafter, Optionee shall enjoy rights as a shareholder until such time as Optionee disposes of the Shares.

        4.     Company's Right of First Refusal.    Optionee understands and acknowledges that the Shares are subject to certain right of first refusal provisions under the terms of the Plan and Option Agreement.

        5.     Tax Consultation.    Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee's purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

        6.     Restrictive Legends and Stop-Transfer Orders.

                (A)  Legends.    Optionee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by state or federal securities laws:

      THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT. COPIES OF THE AGREEMENT COVERING THE PURCHASE OF THESE SHARES AND RESTRICTING THEIR TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE CORPORATION AT THE PRINCIPAL EXECUTIVE OFFICES OF THE CORPORATION.

                (B)  Stop-Transfer Notices.    Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

                (C)  Refusal to Transfer.    The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

        7.     Successors and Assigns.    The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

        8.     Interpretation.    Any dispute regarding the interpretation of this Agreement shall be submitted by Optionee or by the Company forthwith to the Company's Board of Directors or the committee thereof that administers the Plan, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Board or committee shall be final and binding on the Company and on Optionee.

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        9.     Governing Law; Severability.    This Agreement shall be governed by and construed in accordance with the laws of the State of California excluding that body of law pertaining to conflicts of law. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

        10.   Notices.    Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

        11.   Further Instruments.    The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

        12.   Delivery of Payment.    Optionee herewith delivers to the Company the full Exercise Price for the Shares.

        13.   Entire Agreement.    The Plan and Notice of Grant/Option Agreement are incorporated herein by reference. This Agreement, the Plan, the Option Agreement and the Investment Representation Statement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and is governed by California law except for that body of law pertaining to conflict of laws.

Submitted by:	Accepted by:
OPTIONEE:	TECHWELL, INC., a California corporation
«Optionee»	By:
Its:
(address)	(address)

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[Revised Corporate Policy (since 3/30/00): 25% acceleration of unvested shares upon "Change of Control" for employees; 100% for consultant.]

TECHWELL, INC.
1997 STOCK PLAN

STOCK OPTION AGREEMENT

        Techwell, Inc. (the "Company") hereby grants an option to purchase Shares of its Common Stock to the optionee named below on the terms and conditions set forth in this cover sheet, the Company's 1997 Stock Plan, and Exhibit A attached hereto (together, the "Stock Option Agreement"):

Grant Number:	«Grant No»
Date of Grant	«Grant Date»
Vesting Commencement Date	«VCD»
Exercise Price Per Share	US«Price»
Total Number of Shares Granted	«Shares»
Type of Option	Incentive Stock Option
Nonqualified Stock Option
Expiration Date	«Term Date»

  Exercise Schedule:

        The option granted hereunder may be exercised, in whole or in part, based on the vesting schedule as set forth below.

        Twenty-five percent (25%) of the shares subject to the option shall vest in the holder thereof on the one year anniversary of the Vesting Commencement Date and an additional 1/48th of the shares subject to the option shall vest in the holder thereof at the end of each full month thereafter.

        By signing this cover sheet, you agree that this Stock Option Agreement is subject to the terms and conditions of this cover sheet, the 1997 Stock Plan and Exhibit A, which is attached hereto and made a part of this document.

OPTIONEE:	Techwell, Inc. a California corporation
«Optionee»	By	Fumihiro Kozato, President

EXHIBIT A

STOCK OPTION AGREEMENT

Type of Option

The type of option which you have been granted is designated on the cover sheet. If designated as an Incentive Stock Option, this option is intended to be an incentive stock option under section 422 of the Internal Revenue Code and will be interpreted accordingly.

Vesting

You may exercise this Option during its term in accordance with the exercise schedule set out in the cover sheet and the applicable provisions of the Plan and this Stock Option Agreement. In the event of your death, disability or other termination of employment or consulting relationship, the exercisability of the Option is governed by the applicable provisions of the Plan and this Stock Option Agreement.

Term

Your option may be exercised only within the term set out in the cover sheet, and may be exercised during such term only in accordance with the Plan and this Stock Option Agreement. In any event, your Option will expire on the day before the 10th anniversary of the Date of Grant, as shown on the cover sheet. It will expire earlier if your Company service terminates, as described below.

Regular Termination

In the event of the termination of your consulting relationship or Continuous Status as an Employee for any reason other than death or disability, you may, to the extent otherwise so entitled at the date of such termination, exercise this Option within 90 days after your termination. To the extent that you were not entitled to exercise this Option at the date of such termination, or if you do not exercise your Option within the 90 day period specified above, your Option will terminate.

Death

In the event of your death, the Option may be exercised at any time within twelve (12) months following the date of death by your estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that you could exercise the Option at the date of death.

Disability

If your service with the Company (or any Subsidiary) terminates because of your disability, you may, but only within six (6) months from the date of termination of employment, exercise the Option to the extent otherwise so entitled at the date of such termination.

Restrictions on Exercise

The Company will not permit you to exercise this option if the issuance of Shares at that time would violate any law or regulation.

Notice of Exercise

When you wish to exercise this option, you must notify the Company by filing the proper "Notice of Exercise" form (attached hereto as Exhibit C) at the address given on the form. Your notice must specify how many Shares you wish to purchase. Your notice must also specify how your Shares should be registered (in your name only or in your and your spouse's names as community property or as joint tenants with right of survivorship). The notice will be effective when it is received by the Company. If someone else wants to exercise this option after your death, that person must prove to the Company's satisfaction that he or she is entitled to do so.

Form of Payment

Your Notice of Exercise must be accompanied by payment of the aggregate purchase price as to all Shares you wish to purchase. Payment of the purchase price shall be by cash or personal check.

Withholding Taxes

You will not be allowed to exercise this option unless you make acceptable arrangements to pay any withholding or other taxes that may be due as a result of the option exercise or the sale of shares acquired upon exercise of this option and the sale of the shares.

Representations

If the Shares you intend to purchase have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, the Company may require you to (i) deliver to the Company your Investment Representation Statement (attached as Exhibit B), which may contain, among other things, an agreement to refrain from sales of the Shares for up to 180 days immediately following an underwritten initial public offering), and (ii) read the applicable rules of the Commissioner of Corporations attached to such Investment Representation Statement.

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Right of First Refusal

In the event that you propose to sell, pledge or otherwise transfer to a third party any Shares acquired under this Stock Option Agreement, or any interest in such Shares, the Company shall have the "Right of First Refusal" with respect to all (and not less than all) of such Shares. If you desire to transfer Shares acquired under this Agreement, you must give a written notice to the Company describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price and the name and address of the proposed transferee. The Company shall have the right to purchase all, and not less than all, of the Shares on the terms of the proposal described in the notice by delivery of a notice of exercise of the Right of First Refusal within 30 days after the date when the notice was received by the Company.

If the Company fails to exercise its Right of First Refusal within 30 days after the date when it received the notice, you may, not later than three (3) months following receipt of the notice by the Company, conclude a transfer of the Shares on the terms and conditions described in the notice. If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Shares within 30 days after the date when the Company received the notice. The Company's Right of First Refusal shall terminate in the event that Stock is listed on an established stock exchange or is quoted regularly on the Nasdaq National Market.

Transfer of Option

Prior to your death, only you may exercise this option. You cannot transfer or assign this option. For instance, you may not sell this option or use it as security for a loan. If you attempt to do any of these things, this option will immediately become invalid. You may, however, dispose of this option in your will.

Regardless of any marital property settlement agreement, the Company is not obligated to honor a notice of exercise from your spouse or former spouse, nor is the Company obligated to recognize such individual's interest in your option in any other way.

No Employment Rights

Your option or this Agreement does not give you the right to be retained by the Company (or any subsidiaries) in any capacity. The Company (and any subsidiaries) reserves the right to terminate your service at any time and for any reason.

Shareholder Rights

You, or your estate or heirs, have no rights as a shareholder of the Company until a certificate for your option Shares has been issued. No adjustments are made for dividends or other rights if the applicable record date occurs before your stock certificate is issued, except as described in the Plan.

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Adjustments

In the event of a stock split, a stock dividend or a similar change in the Company stock, the number of Shares covered by this option and the exercise price per share may be adjusted pursuant to the Plan. In the event of the proposed dissolution or liquidation of the Company, or of a merger in which the successor corporation does not agree to assume the Option or Stock Purchase Right or substitute an equivalent Option or Stock Purchase Right, the Board shall notify Optionees and Purchasers at least thirty (30) days prior to such proposed action. To the extent it has not been previously exercised, the Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.

Acceleration of Vesting upon Acquisition

Notwithstanding anything else to the contrary in this Agreement, 25% of the then unvested portion of the option shall vest in the holder thereof immediately upon and subject to the closing of (a) any acquisition or merger of the Company (other than for purposes of reincorporation), (b) any sale of all or substantially all of the assets of the Company, or (c) any sale or series of sales of equity securities of the Company resulting in the transferees or purchasers thereof holding greater that 50% of the outstanding shares of capital stock of the Company.

Legends

All certificates representing the Shares issued upon exercise of this option shall, where applicable, have endorsed thereon the following legends:

    "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND OPTIONS TO PURCHASE SUCH SHARES SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER, OR HIS OR HER PREDECESSOR IN INTEREST. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY BY THE HOLDER OF RECORD OF THE SHARES REPRESENTED BY THIS CERTIFICATE."

    "THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED."

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Applicable Law

This Agreement will be interpreted and enforced under the laws of the State of California.

The Plan and Other Agreements

The text of the Plan is incorporated in this Stock Option Agreement by reference. Certain capitalized terms used in this Agreement are defined in the Plan.

This Stock Option Agreement and the Plan constitute the entire understanding between you and the Company regarding this option. Any prior agreements, commitments or negotiations concerning this option are superseded.

By signing the cover sheet of this Agreement, you agree to all of the terms and conditions described above and in the Plan.

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EXHIBIT B

INVESTMENT REPRESENTATION STATEMENT

OPTIONEE	:	«Optionee»
COMPANY	:	TECHWELL, INC.
SECURITY	:	COMMON STOCK
AMOUNT	:
DATE	:

In connection with the purchase of the above-listed Securities, the undersigned Optionee represents to the Company the following:

                (a)   Optionee is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the securities. Optionee is acquiring these securities for investment for Optionee's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

                (b)   Optionee acknowledges and understands that the securities constitute "restricted securities" under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee's investment intent as expressed herein. In this connection, Optionee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Optionee's representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Optionee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Optionee further acknowledges and understands that the Company is under no obligation to register the securities. Optionee understands that the certificate evidencing the securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company, a legend prohibiting their transfer without the consent of the Commissioner of

Corporations of the State of California and any other legend required under applicable state securities laws.

                (c)   Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of exercise of the Option by the Optionee, such exercise will be exempt from registration under the Securities Act. In the event the Company later becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter the securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including among other things: (1) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, and the amount of securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), if applicable.

        In the event that the Company does not qualify under Rule 701 at the time of exercise of the Option, then the securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires among other things: (1) the resale occurring not less than one year after the party has purchased, and made full payment for, within the meaning of Rule 144, the securities to be sold; and, in the case of an affiliate, or of a non-affiliate who has held the securities less than two years, (2) the availability of certain public information about the Company, (3) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934), and (4) the amount of securities being sold during any three month period not exceeding the specified limitations stated therein, if applicable.

                (d)   Optionee agrees, in connection with the Company's initial underwritten public offering of the Company's securities, (1) not to sell, make short sale of, loan, grant any options for the purchase of, or otherwise dispose of any shares of Common Stock of the Company held by Optionee (other than those shares included in the registration) without the prior written consent of the Company or the underwriters managing such initial underwritten public offering of the Company's securities for one hundred eighty (180) days from the effective date of such registration, and (2) further agrees to execute any agreement reflecting (1) above as may be requested by the underwriters at the time of the public offering; provided however that the officers and directors of the Company who own stock in the Company also agree to such restrictions.

                (e)   Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities

2

and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.

                (f)    Optionee understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities without the consent of the Commissioner of Corporations of California. Optionee has read the applicable Commissioner's Rules with respect to such restriction, a copy of which is attached.

Signature of Optionee:

Date:	,

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EXHIBIT C

NOTICE OF EXERCISE

Techwell, Inc.
631 River Oaks Parkway
San Jose, CA 95134
Attention: Chief Financial Officer

        1.     Exercise of Option.    Effective as of today,                         ,         , the undersigned ("Optionee") hereby elects to exercise Optionee's option to purchase                    shares of the Common Stock (the "Shares") of Techwell, Inc. (the "Company") under and pursuant to the 1997 Stock Plan, as amended (the "Plan") and the [    ] Incentive [    ] Nonstatutory Stock Option Agreement dated                          (the "Option Agreement").

        2.     Representations of Optionee.    Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

        3.     Rights as Shareholder.    Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the optioned Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 12 of the Plan. Thereafter, Optionee shall enjoy rights as a shareholder until such time as Optionee disposes of the Shares.

        4.     Company's Right of First Refusal.    Optionee understands and acknowledges that the Shares are subject to certain right of first refusal provisions under the terms of the Plan and Option Agreement.

        5.     Tax Consultation.    Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee's purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

        6.     Restrictive Legends and Stop-Transfer Orders.

                (A)  Legends.    Optionee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by state or federal securities laws:

      THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT. COPIES OF THE AGREEMENT COVERING THE PURCHASE OF THESE SHARES AND RESTRICTING THEIR TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE CORPORATION AT THE PRINCIPAL EXECUTIVE OFFICES OF THE CORPORATION.

                (B)  Stop-Transfer Notices.    Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

                (C)  Refusal to Transfer.    The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

        7.     Successors and Assigns.    The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

        8.     Interpretation.    Any dispute regarding the interpretation of this Agreement shall be submitted by Optionee or by the Company forthwith to the Company's Board of Directors or the committee thereof that administers the Plan, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Board or committee shall be final and binding on the Company and on Optionee.

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        9.     Governing Law; Severability.    This Agreement shall be governed by and construed in accordance with the laws of the State of California excluding that body of law pertaining to conflicts of law. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

        10.   Notices.    Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

        11.   Further Instruments.    The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

        12.   Delivery of Payment.    Optionee herewith delivers to the Company the full Exercise Price for the Shares.

        13.   Entire Agreement.    The Plan and Notice of Grant/Option Agreement are incorporated herein by reference. This Agreement, the Plan, the Option Agreement and the Investment Representation Statement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and is governed by California law except for that body of law pertaining to conflict of laws.

Submitted by:	Accepted by:
OPTIONEE:	TECHWELL, INC., a California corporation
«Optionee»	By:
Its:
(address)	(address)

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TECHWELL, INC.

1997 STOCK PLAN

STOCK OPTION AGREEMENT—EARLY EXERCISE

        Techwell, Inc. (the "Company") hereby grants an option to purchase Shares of its Common Stock to the optionee named below on the terms and conditions set forth in this cover sheet, the Company's 1997 Stock Plan, and all exhibits attached hereto (together, the "Stock Option Agreement"):

Grant Number:	«Grant No»
Date of Grant	«Grant Date»
Vesting Commencement Date	«VCD»
Exercise Price Per Share	US«Price»
Total Number of Shares Granted	«Shares»
Type of Option	Incentive Stock Option
Nonqualified Stock Option
Expiration Date	«Term Date»

  Exercise and Vesting Schedule:

        The option granted hereunder may be exercised, in whole or in part, based on the vesting schedule as set forth below.

        Twenty-Five percent (25%) of the shares subject to the option shall vest in the holder thereof on the one year anniversary of the Vesting Commencement Date and an additional one-forty-eighth (1/48) of the shares subject to the option shall vest in the holder thereof at the end of each full month thereafter.

        By signing this cover sheet, you agree that this Stock Option Agreement is subject to the terms and conditions of this cover sheet, the 1997 Stock Plan and Exhibits A-D, which are attached hereto and made a part of this document.

OPTIONEE:	TECHWELL, INC. a California corporation
«Optionee»	By	Fumihiro Kozato, President

EXHIBIT A

STOCK OPTION AGREEMENT

Type of Option

The type of option which you have been granted is designated on the cover sheet. If designated as an Incentive Stock Option, this option is intended to be an incentive stock option under section 422 of the Internal Revenue Code (the "Code") and will be interpreted accordingly.

Vesting

You may exercise this Option during its term in accordance with the exercise schedule set out in the cover sheet and the applicable provisions of the Plan and this Stock Option Agreement. In the event of your death, disability or other termination of employment or consulting relationship, the exercisability of the Option is governed by the applicable provisions of the Plan and this Stock Option Agreement.

Early Exercise with Restricted Stock Purchase Agreement

Notwithstanding the vesting schedule described in the coversheet or the provisions of the foregoing paragraph, you may exercise this Option during its term at any time as to shares that have not vested (the "Unvested Shares"), provided that at the time of such exercise you deliver to the Company, in addition to the other exercise documentation required hereby, an executed copy of the Restricted Stock Purchase Agreement attached as Exhibit D, along with its attachments, as applicable (the "Restricted Stock Agreement"), whereby, among other things, you agree to grant to the Company certain repurchase rights, at cost, with respect to the Unvested Shares, as more fully set forth therein, which repurchase rights shall lapse over time with respect to the Unvested Shares in accordance with the vesting schedule set forth on the coversheet (an "Early Exercise with Repurchase Agreement").

Term

Your option may be exercised only within the term set out in the cover sheet, and may be exercised during such term only in accordance with the Plan and this Stock Option Agreement. In any event, your Option will expire on the day before the 10th anniversary of the Date of Grant, as shown on the cover sheet. It will expire earlier if your Company service terminates, as described below.

Regular Termination

In the event of the termination of your consulting relationship or Continuous Status as an Employee for any reason other than death or disability, you may, to the extent otherwise so entitled at the date of such termination, exercise this Option within 90 days after your termination. To the extent that you were not entitled to exercise this Option at the date of such termination, or if you do not exercise your Option within the 90 day period specified above, your Option will terminate.

Death

In the event of your death, the Option may be exercised at any time within twelve (12) months following the date of death by your estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that you could exercise the Option at the date of death.

Disability

If your service with the Company (or any Subsidiary) terminates because of your disability, you may, but only within six (6) months from the date of termination of employment, exercise the Option to the extent otherwise so entitled at the date of such termination.

Restrictions on Exercise

The Company will not permit you to exercise this Option if the issuance of Shares at that time would violate any law or regulation.

Notice of Exercise

When you wish to exercise this Option, you must notify the Company by filing the proper "Notice of Exercise" form (attached hereto as Exhibit C) at the address given on the form. Your notice must specify how many Shares you wish to purchase. Your notice must also specify how your Shares should be registered (in your name only or in your and your spouse's names as community property or as joint tenants with right of survivorship). The notice will be effective when it is received by the Company. If someone else wants to exercise this Option after your death, that person must prove to the Company's satisfaction that he or she is entitled to do so. In the event of an Early Exercise with Repurchase Agreement, you must also execute and deliver the Restricted Stock Purchase Agreement in the form attached hereto as Exhibit D, along with Exhibits D-2, D-3 and D-4.

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Form of Payment

Your Notice of Exercise must be accompanied by payment of the aggregate purchase price as to all Shares you wish to purchase. Payment of the purchase price shall be by cash or personal check. Notwithstanding the foregoing, if you are an Employee making an Early Exercise with Repurchase Agreement, and if permitted by the Company, the exercise price may, at your election, be paid in cash, or by way of promissory note (in the form attached as Exhibit D-6), or any combination thereof.

Tax Matters; Withholding

The Company cannot possibly summarize or advise you regarding all of the detailed potential tax implications that may arise in connection with an exercise of this option or the sale of the shares. Accordingly, you are strongly advised to consult a tax advisor before exercising this Option or disposing of the shares. You will not be allowed to exercise this Option unless you make acceptable arrangements to pay any withholding or other taxes that may be due as a result of the Option exercise or the sale of shares acquired upon exercise of this Option and the sale of the shares.

Representations

If the Shares you intend to purchase have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, the Company may require you to (i) deliver to the Company your Investment Representation Statement (attached as Exhibit B), which may contain, among other things, an agreement to refrain from sales of the Shares for up to 180 days immediately following an underwritten initial public offering, and (ii) read the applicable rules of the Commissioner of Corporations attached to such Investment Representation Statement, if applicable.

Right of First Refusal

In the event that you propose to sell, pledge or otherwise transfer to a third party any Shares acquired under this Stock Option Agreement, or any interest in such Shares, the Company shall have the "Right of First Refusal" with respect to all (and not less than all) of such Shares. If you desire to transfer Shares acquired under this Agreement, you must give a written notice to the Company describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price and the name and address of the proposed transferee. The Company shall have the right to purchase all, and not less than all, of the Shares on the terms of the proposal described in the notice by delivery of a notice of exercise of the Right of First Refusal within 30 days after the date when the notice was received by the Company.

If the Company fails to exercise its Right of First Refusal within 30 days after the date when it received the notice, you may, not later than three (3) months following receipt of the notice by the Company, conclude a transfer of the Shares on the terms and conditions described in the notice. If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Shares within 30 days after the date when the Company received the notice. The Company's Right of First Refusal shall terminate in the event that Stock is listed on an established stock exchange or is quoted regularly on the NASDAQ National Market.

Transfer of Option

Prior to your death, only you may exercise this Option. You cannot transfer or assign this Option. For instance, you may not sell this Option or use it as security for a loan. If you attempt to do any of these things, this option will immediately become invalid. You may, however, dispose of this option in your will.

Regardless of any marital property settlement agreement, the Company is not obligated to honor a notice of exercise from your spouse or former spouse, nor is the Company obligated to recognize such individual's interest in your Option in any other way.

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No Employment Rights

Your Option or this Agreement does not give you the right to be retained by the Company (or any subsidiaries) in any capacity. The Company (and any subsidiaries) reserves the right to terminate your service at any time and for any reason.

Shareholder Rights

You, or your estate or heirs, have no rights as a shareholder of the Company until a certificate for your option Shares has been issued. No adjustments are made for dividends or other rights if the applicable record date occurs before your stock certificate is issued, except as described in the Plan.

Adjustments

In the event of a stock split, a stock dividend or a similar change in the Company stock, the number of Shares covered by this Option and the exercise price per share may be adjusted pursuant to the Plan. In the event of the proposed dissolution or liquidation of the Company, or of a merger in which the successor corporation does not agree to assume the Option or Stock Purchase Right or substitute an equivalent Option or Stock Purchase Right, the Board shall notify Optionees and Purchasers at least thirty (30) days prior to such proposed action. To the extent it has not been previously exercised, the Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.

Acceleration of Vesting upon Acquisition

Notwithstanding anything else to the contrary in this Agreement, 25% of the then unvested portion of the option shall vest in the holder thereof immediately upon and subject to the closing of (a) any acquisition or merger of the Company (other than for purposes of reincorporation), (b) any sale of all or substantially all of the assets of the Company, or (c) any sale or series of sales of equity securities of the Company resulting in the transferees or purchasers thereof holding greater that 50% of the outstanding shares of capital stock of the Company.

Legends

All certificates representing the Shares issued upon exercise of this Option shall, where applicable, have endorsed thereon the following legends:

    "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND OPTIONS TO PURCHASE SUCH SHARES SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER, OR HIS OR HER PREDECESSOR IN INTEREST. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY BY THE HOLDER OF RECORD OF THE SHARES REPRESENTED BY THIS CERTIFICATE."

    "THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED."

Applicable Law

This Agreement will be interpreted and enforced under the laws of the State of California.

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The Plan and Other Agreements

The text of the Plan is incorporated in this Stock Option Agreement by reference. Certain capitalized terms used in this Agreement are defined in the Plan.

This Stock Option Agreement (along with all exhibits and attachments) and the Plan constitute the entire understanding between you and the Company regarding this Option. Any prior agreements, commitments or negotiations concerning this Option are superseded.

By signing the cover sheet of this Agreement, you agree to all of the terms and conditions described above and in the Plan.

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EXHIBIT B

INVESTMENT REPRESENTATION STATEMENT

OPTIONEE	:	«Optionee»
COMPANY	:	TECHWELL, INC.
SECURITY	:	COMMON STOCK
AMOUNT	:
DATE	:

In connection with the purchase of the above-listed Securities, the undersigned Optionee represents to the Company the following:

                (a)   Optionee is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the securities. Optionee is acquiring these securities for investment for Optionee's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

                (b)   Optionee acknowledges and understands that the securities constitute "restricted securities" under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee's investment intent as expressed herein. In this connection, Optionee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Optionee's representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Optionee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Optionee further acknowledges and understands that the Company is under no obligation to register the securities. Optionee understands that the certificate evidencing the securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company, a legend prohibiting their transfer without the consent of the Commissioner of Corporations of the State of California and any other legend required under applicable state securities laws.

                (c)   Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of exercise of the Option by the Optionee, such exercise will be exempt from registration under the Securities Act. In the event the Company later becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter the securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including among other things: (1) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, and the amount of securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), if applicable.

        In the event that the Company does not qualify under Rule 701 at the time of exercise of the Option, then the securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires among other things: (1) the resale occurring not less than one year after the party has purchased, and made full payment for, within the meaning of Rule 144, the securities to be sold; and, in the case of an affiliate, or of a non-affiliate who has held the securities less than two years, (2) the availability of certain public information about the Company, (3) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934), and (4) the amount of securities being sold during any three month period not exceeding the specified limitations stated therein, if applicable.

                (d)   Optionee agrees, in connection with the Company's initial underwritten public offering of the Company's securities, (1) not to sell, make short sale of, loan, grant any options for the purchase of, or otherwise dispose of any shares of Common Stock of the Company held by Optionee (other than those shares included in the registration) without the prior written consent of the Company or the underwriters managing such initial underwritten public offering of the Company's securities for one hundred eighty (180) days from the effective date of such registration, and (2) further agrees to execute any agreement reflecting (1) above as may be requested by the underwriters at the time of the public offering; provided however that the officers and directors of the Company who own stock in the Company also agree to such restrictions.

                (e)   Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.

                (f)    Optionee understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities without the consent of the Commissioner of Corporations of California. Optionee has read the applicable Commissioner's Rules with respect to such restriction, a copy of which is attached.

Signature of Optionee:

Date:	,

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EXHIBIT C

NOTICE OF EXERCISE

TECHWELL, INC.
631 River Oaks Parkway
San Jose, CA 95134
Attention: Chief Financial Officer

        1.     Exercise of Option.    Effective as of today,                         , 20    , the undersigned ("Optionee") hereby elects to exercise Optionee's option to purchase                    shares of the Common Stock (the "Shares") of Techwell, Inc. (the "Company") under and pursuant to the 1997 Stock Plan (the "Plan") and the [    ] Incentive [    ] Nonstatutory Stock Option Agreement dated «Grant  Date» (the "Option Agreement").

        2.     Representations of Optionee.    Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

        3.     Rights as Shareholder.    Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the optioned Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 12 of the Plan. Thereafter, Optionee shall enjoy rights as a shareholder until such time as Optionee disposes of the Shares.

        4.     Company's Right of First Refusal.    Optionee understands and acknowledges that the Shares are subject to certain right of first refusal provisions under the terms of the Plan and Option Agreement.

        5.     Tax Consultation.    Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee's purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

        6.     Restrictive Legends and Stop-Transfer Orders.

                (A)  Legends.    Optionee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by state or federal securities laws:

      THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT. COPIES OF THE AGREEMENT COVERING THE PURCHASE OF THESE SHARES AND RESTRICTING THEIR TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE CORPORATION AT THE PRINCIPAL EXECUTIVE OFFICES OF THE CORPORATION.

                (B)  Stop-Transfer Notices.    Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

                (C)  Refusal to Transfer.    The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

        7.     Successors and Assigns.    The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

        8.     Interpretation.    Any dispute regarding the interpretation of this Agreement shall be submitted by Optionee or by the Company forthwith to the Company's Board of Directors or the committee thereof that administers the Plan, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Board or committee shall be final and binding on the Company and on Optionee.

        9.     Governing Law; Severability.    This Agreement shall be governed by and construed in accordance with the laws of the State of California excluding that body of law pertaining to conflicts of law. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

        10.   Notices.    Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

        11.   Further Instruments.    The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

        12.   Delivery of Payment.    Optionee herewith delivers to the Company the full Exercise Price for the Shares.

        13.   Entire Agreement.    The Plan and Notice of Grant/Option Agreement are incorporated herein by reference. This Notice, the Plan, the Option Agreement (along with all other attachments to the Option Agreement that are executed and delivered along with this Notice, if any) and the Investment Representation Statement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and is governed by California law except for that body of law pertaining to conflict of laws.

Submitted by:	Accepted by:
OPTIONEE:	TECHWELL, INC., a California corporation
«Optionee»	By:
Its:
(address)	(address)

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EXHIBIT D

TECHWELL, INC.

1997 Stock Plan

RESTRICTED STOCK PURCHASE AGREEMENT

        THIS AGREEMENT is made between «Optionee» (the "Purchaser") and Techwell, Inc., a California corporation (the "Company") as of                         , 20    .

RECITALS

        (1)   Pursuant to the exercise of the stock option (grant number «Grant_No») granted to Purchaser under the Company's 1997 Stock Plan (the "Plan") and pursuant to the Stock Option Agreement (the "Option Agreement") dated «Grant  Date» by and between the Company and Purchaser with respect to such grant, which Plan and Option Agreement are hereby incorporated by reference, Purchaser has elected to purchase                    of those shares which have not become vested under the vesting schedule set forth in the Option Agreement (the "Unvested Shares"). The Unvested Shares and the shares subject to the Option Agreement which have become vested are sometimes collectively referred to herein as the "Shares".

        (2)   As a condition to Purchaser's election to exercise the Option as to the Unvested Shares, Purchase hereby executes and delivers this Restricted Stock Purchase Agreement, which sets forth certain rights and obligations of the parties with respect to the Unvested Shares acquired upon exercise of the Option.

        (3)   In accordance with the terms of the Option Agreement, the Purchaser, if an Employee or director of the Company on the date of this Agreement, and if permitted by the Company, has the right to pay all or a portion of the exercise price for the Shares by way full recourse promissory note in the form attached hereto as Exhibit D-6 (the "Note"). If none of the exercise price for the Shares is paid by way of a Note, all references to the Note in this Agreement shall be disregarded. If a Note is utilized, then by his or her execution below, the Purchaser hereby grants a security interest to the Company in all of the Shares to secure the payment obligations of the Purchaser to the Company under the Note. To perfect the security interest granted hereby, the Purchaser hereby agrees to pledge the Shares to the Company, by delivering or authorizing delivery of the stock certificates representing such shares to the escrow agent authorized in Section 2(b). Upon the occurrence of a default in the payment of the Note when due, which default remains uncured for thirty (30) days following written thereof, the Company shall be entitled to the rights and remedies of a secured party under the Commercial Code of the State of California. In the event that the Purchaser prepays all or a portion of the Note, in accordance with the provisions thereof, the Purchaser intends, unless otherwise indicated in writing by the Purchaser at the time of payment or at any time thereafter, that the shares represented by the portion of the Note so repaid, including annual interest thereon, shall continue to be held in the escrow provided for below, to serve as independent collateral for the outstanding portion of the Note, for the purpose of commencing the holding period set forth in Securities and Exchange Commission Rule 144(d).

        1.     Repurchase Option.

                (a)   If Purchaser's status as an Employee, Consultant or director, as applicable, is terminated for any or no reason, including for cause or without cause, death or disability, the Company shall have the right and option to purchase from Purchaser, or Purchaser's personal representative, as the case may be, all or any portion of the Purchaser's Then-Unvested Shares (as defined below) as of the date of such termination at the original exercise price paid by the Purchaser for such Shares (the "Repurchase Option"), which repurchase price may be paid in cash, by cancellation of indebtedness under the Note, or a combination.

The term "Then-Unvested Shares" as used herein shall mean that portion of the Unvested Shares that remain unvested on such termination date in accordance with the vesting provisions set forth in the Option Agreement.

                (b)   Upon the occurrence of a termination, the Company may exercise its Repurchase Option by delivering personally or by registered mail, to Purchaser (or his transferee or legal representative, as the case may be), within ninety (90) days of the termination, a notice in writing indicating the Company's intention to exercise the Repurchase Option and setting forth a date for closing not later than thirty (30) days from the mailing of such notice. The closing shall take place at the Company's office. At the closing, the holder of the certificates for the Then-Unvested Shares being transferred shall deliver the stock certificate or certificates evidencing the Then-Unvested Shares, and the Company shall deliver the purchase price therefor.

                (c)   At its option, the Company may elect to make payment for the Then-Unvested Shares to a bank selected by the Company. The Company shall avail itself of this option by a notice in writing to Purchaser stating the name and address of the bank, date of closing, and waiving the closing at the Company's office.

                (d)   If the Company does not elect to exercise the Repurchase Option conferred above by giving the requisite notice within ninety (90) days following the termination, the Repurchase Option shall terminate.

                (e)   The Repurchase Option shall terminate in accordance with the vesting schedule in Optionee's Option Agreement.

        2.     Transferability of the Shares; Escrow.

                (a)   Purchaser hereby authorizes and directs the secretary of the Company, or such other person designated by the Company, to transfer the Then-Unvested Shares as to which the Repurchase Option has been exercised from Purchaser to the Company.

                (b)   To insure the availability for delivery of Purchaser's Unvested Shares upon repurchase by the Company pursuant to the Repurchase Option under Section 1, and as security for the faithful performance of the terms of the Note, if applicable, Purchaser hereby appoints the secretary, or any other person designated by the Company as escrow agent, as its attorney-in-fact to sell, assign and transfer unto the Company, such Unvested Shares, if any, repurchased by the Company pursuant to the Repurchase Option and shall, upon execution of this Agreement, deliver and deposit with the secretary of the Company, or such other person designated by the Company, the share certificates representing the Unvested Shares, together with the stock assignment duly endorsed in blank, attached hereto as Exhibit D-2. The Unvested Shares and stock assignment shall be held by the secretary in escrow, pursuant to the Joint Escrow Instructions of the Company and Purchaser attached as Exhibit D-3 hereto, until the Company exercises its purchase right as provided in Section 1, until such Unvested Shares are vested (and, if applicable, the Note is paid in full), or until such time as this Agreement no longer is in effect. As a further condition to the Company's obligations under this Agreement, the spouse of the Purchaser, if any, shall execute and deliver to the Company the Consent of Spouse attached hereto as Exhibit D-4. Upon vesting of the Unvested Shares (and, if applicable, the Note is paid in full), the escrow agent shall promptly upon written request, or periodically without written request, deliver to the Purchaser the certificate or certificates representing such Shares in the escrow agent's possession belonging to the Purchaser, and the escrow agent shall be discharged of all further obligations hereunder; provided, however, that the escrow agent shall nevertheless retain such certificate or certificates as escrow agent if so required pursuant to other restrictions imposed pursuant to this Agreement.

                (c)   The Company, or its designee, shall not be liable for any act it may do or omit to do with respect to holding the Shares in escrow and while acting in good faith and in the exercise of its judgment.

                (d)   Purchaser shall not sell, transfer, pledge, hypothecate or otherwise dispose of any of the Shares while the Note remains outstanding, nor any Unvested Shares which remain subject to the

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Company's Repurchase Option. Notwithstanding the foregoing, upon prior written consent of the Company (which consent shall not be unreasonably withheld), the Purchaser may assign or transfer Unvested Shares for family planning, tax planning or estate planning, or other such purposes, provided the transferee agrees to be bound by all obligations of the Purchaser, and the Company is reasonably secure that such obligations remain enforceable against the transferee.

                (e)   Transfer or sale of the Shares is subject to restrictions on transfer imposed by any applicable state and federal securities laws. Any transferee shall hold such Shares subject to all the provisions hereof and the Exercise Notice executed by the Purchaser with respect to any Unvested Shares purchased by Purchaser and shall acknowledge the same by signing a copy of this Agreement.

        3.     Ownership, Voting Rights, Duties.    This Agreement shall not affect in any way the ownership, voting rights or other rights or duties of Purchaser, except as specifically provided herein.

        4.     Legends.    The share certificate evidencing the Shares issued hereunder may be endorsed with the legend substantially to the following effect (in addition to any legend required under applicable state securities laws):

        THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS UPON TRANSFER AND RIGHTS OF REPURCHASE AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

        5.     Adjustment for Stock Split.    All references to the number of Shares and the purchase price of the Shares in this Agreement shall be appropriately adjusted to reflect any stock split, stock dividend or other change in the Shares which may be made by the Company after the date of this Agreement.

        6.     Notices.    Notices required hereunder shall be given in person or by registered mail to the address of Purchaser shown on the records of the Company, and to the Company at their respective principal executive offices.

        7.     Survival of Terms.    This Agreement shall apply to and bind Purchaser and the Company and their respective permitted assignees and transferees, heirs, legatees, executors, administrators and legal successors.

        8.     Section 83(b) Election.    Purchaser hereby acknowledges that he or she has been informed that, with respect to the exercise of an Option for unvested Shares, an election may be filed by the Purchaser with the Internal Revenue Service, within 30 days of the purchase of the Shares, electing pursuant to Section 83(b) of the Code to be taxed currently on any difference between the purchase price of the Shares and their Fair Market Value on the date of purchase. In the case of a Nonstatutory Stock Option, this will result in a recognition of taxable income to the Purchaser on the date of exercise, measured by the excess, if any, of the fair market value of the Shares, at the time the Option is exercised over the purchase price for the Shares. Absent such an election, taxable income will be measured and recognized by Purchaser at the time or times on which the Company's Repurchase Option lapses. In the case of an Incentive Stock Option, such an election will result in a recognition of income to the Purchaser for alternative minimum tax purposes on the date of exercise, measured by the excess, if any, of the fair market value of the Shares, at the time the option is exercised, over the purchase price for the Shares. Absent such an election, alternative minimum taxable income will be measured and recognized by Purchaser at the time or times on which the Company's Repurchase Option lapses. Purchaser is strongly encouraged to seek the advice of his or her own tax consultants in connection with the purchase of the Shares and the advisability of filing of the Election under Section 83(b) of the Code. A form of Election under Section 83(b) is attached hereto as Exhibit D-5 for reference.

        PURCHASER ACKNOWLEDGES THAT IT IS PURCHASER'S SOLE RESPONSIBILITY AND NOT THE COMPANY'S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b), EVEN IF PURCHASER

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REQUESTS THE COMPANY OR ITS REPRESENTATIVE TO MAKE THIS FILING ON PURCHASER'S BEHALF.

        9.     Representations.    Purchaser has reviewed with his own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. Purchaser is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. Purchaser understands that he (and not the Company) shall be responsible for his own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

        10.   Governing Law.    This Agreement shall be governed by the internal substantive laws, but not the choice of law rules, of California.

        Purchaser represents that he has read this Agreement and is familiar with its terms and provisions. Purchaser hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Agreement.

4

        IN WITNESS WHEREOF, this Agreement is deemed made as of the date first set forth above.

"COMPANY"
TECHWELL, INC.
By:

Title:

"PURCHASER"
Signature
Printed Name
Soc. Sec. No.
Address:

5

Exhibit D-2

ASSIGNMENT SEPARATE FROM CERTIFICATE

        FOR VALUE RECEIVED I, «Optionee», hereby sell, assign and transfer unto Techwell, Inc.                          (                  ) shares of the Common Stock of Techwell, Inc. standing in my name of the books of said corporation represented by Certificate No.          herewith and do hereby irrevocably constitute and appoint                          to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

        This Stock Assignment may be used only in accordance with the Restricted Stock Purchase Agreement by and between Techwell, Inc. and the undersigned dated                         ,         .

Dated:                         ,

Signature:
«Optionee»

INSTRUCTIONS:    Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise its "repurchase option," as set forth in the Agreement, without requiring additional signatures on the part of the Purchaser.

Exhibit D-3

JOINT ESCROW INSTRUCTIONS

                        , 20

The Law Office of Robert D. Cochran
2105 Woodside Road
Woodside, CA 94062
Attention: Robert D. Cochran, Esq.
Secretary

Dear Secretary:

        As Escrow Agent for both Techwell, Inc. (the "Company"), and the undersigned purchaser of stock of the Company (the "Purchaser"), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Restricted Stock Purchase Agreement ("Agreement") between the Company and the undersigned, in accordance with the following instructions:

        1.     In the event the Company and/or any assignee of the Company (referred to collectively for convenience herein as the "Company") exercises the Company's repurchase option set forth in the Agreement, the Company shall give to Purchaser and you a written notice specifying the number of shares of stock to be purchased, the purchase price, and the time for a closing hereunder at the principal office of the Company. Purchaser and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

        2.     At the closing, you are directed (a) to date the stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver same, together with the certificate evidencing the shares of stock to be transferred, to the Company or its assignee, against the simultaneous delivery to you of the purchase price (by cash, a check, cancellation of indebtedness, if applicable, or some combination thereof) for the number of shares of stock being purchased pursuant to the exercise of the Company's repurchase option.

        3.     Purchaser irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as defined in the Agreement. Purchaser does hereby irrevocably constitute and appoint you as Purchaser's attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated, including but not limited to the filing with any applicable state blue sky authority of any required applications for consent to, or notice of transfer of, the securities. Subject to the provisions of this paragraph 3, Purchaser shall exercise all rights and privileges of a stockholder of the Company while the stock is held by you.

        4.     Upon written request of the Purchaser, but no more than once per calendar year, unless the Company's repurchase option has been exercised, you will deliver to Purchaser a certificate or certificates representing so many shares of stock as are not then subject to the Company's repurchase option. Within 120 days after cessation of Purchaser's continuous employment by or services to the Company, or any parent or subsidiary of the Company, you will deliver to Purchaser a certificate or certificates representing the aggregate number of shares held or issued pursuant to the Agreement and not purchased by the Company or its assignees pursuant to exercise of the Company's repurchase option. Notwithstanding the foregoing, none of the certificates representing the shares of stock deposited under these escrow instructions shall be released to the Purchaser if Purchaser's Note, if applicable, has not been paid in full, unless the Company otherwise instructs you in writing. Subject to the provisions of this Agreement, upon payment of the Note, in full, the certificates representing the shares may be released and delivered to the Purchaser. In the event Purchaser defaults in payment of the Note, as the case may be, when due, and such default remains uncured for at least thirty (30) days following written notice thereof by the Company, you shall, upon written request of the Company, deliver the certificate evidencing the shares of stock and the stock assignments to the Company to enable the

Company to exercise any and all rights it may have as a secured party under the Uniform Commercial Code of the State of California.

        5      If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Purchaser, you shall deliver all of the same to Purchaser and shall be discharged of all further obligations hereunder.

        6      Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

        7      You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Purchaser while acting in good faith, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

        8      You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

        9      You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

        10    You shall not be liable for the outlawing of any rights under the Statute of Limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

        11    You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.

        12    Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be an officer or agent of the Company or if you shall resign by written notice to each the Company. In the event of any such termination, the Company shall have the right, in its sole discretion, to appoint a successor Escrow Agent.

        13    If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

        14    It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

        15    Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses or at such other addresses as a party may designate by ten days' advance written notice to each of the other parties hereto.

COMPANY:	Techwell, Inc.

2

631 River Oaks Parkway San Jose, CA 95134 Attention: Chief Financial Officer
PURCHASER:

ESCROW AGENT:	The Law Office of Robert D. Cochran 2105 Woodside Road Woodside, CA 94062 Attention: Robert D. Cochran, Esq.

        16    By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

        17    This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

        18    These Joint Escrow Instructions shall be governed by the internal substantive laws, but not the choice of law rules, of California.

TECHWELL, INC.
Fumihiro Kozato, President
PURCHASER
«Optionee»
ESCROW AGENT
Robert D. Cochran

3

Exhibit D-4

CONSENT OF SPOUSE

        I,                         , spouse of «Optionee», have read and approve the foregoing Agreement. In consideration of granting of the right to my spouse to purchase shares of Techwell, Inc., as set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Agreement insofar as I may have any rights in said Agreement or any shares issued pursuant thereto under the community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.

Dated:                         ,

Signature of Spouse

EXHIBIT D-5

ELECTION UNDER SECTION 83(b)
OF THE INTERNAL REVENUE CODE OF 1986

The undersigned taxpayer hereby elects, pursuant to Sections 55 and 83(b) of the Internal Revenue Code of 1986, as amended, to include in taxpayer's gross income or alternative minimum taxable income, as the case may be, for the current taxable year the amount of any compensation taxable to taxpayer in connection with taxpayer's receipt of the property described below:

1.
The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

Name of Taxpayer:	«Optionee»
Name of Spouse:

Address:

Tax I.D. No. of Taxpayer:

Tax I.D. No. of Spouse:

Taxable year:

2.
The property with respect to which the election is made is described as follows:                          shares (the "Shares") of the Common Stock of Techwell, Inc., a California corporation (the "Company").

3.
The date on which the property was transferred is:                         ,         .

4.
The property is subject to the following restrictions:

The Shares may not be transferred and are subject to forfeiture under the terms of an agreement between the taxpayer and the Company. These restrictions lapse upon the satisfaction of certain conditions contained in such agreement.

5.
The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is:
$                        .

6.
The amount (if any) paid for such property is:
$                        .

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned's receipt of the above-described property. The transferee of such property is the person performing the services in connection with the transfer of said property.

The undersigned understands that the foregoing election may not be revoked except with the consent of the Commissioner.

Dated:
Taxpayer: «Optionee»
Dated:
Spouse of Taxpayer

EXHIBIT D-6

FULL RECOURSE PROMISSORY NOTE

$	, California
,

        FOR VALUE RECEIVED, the undersigned, «Optionee», promises to pay to the order of Techwell, Inc., a California corporation (the "Company"), the principal sum of                          ($            ) with interest from the date hereof at a rate of              percent5 (        %) per annum, compounded annually, interest and principal payable on                         ,         2 (or as provided below). All money paid toward the satisfaction of this Note shall be applied first to the payment of interest as required hereunder and then to the retirement of the principal.

        This Note is secured by a pledge of shares of Common Stock of the Company, and is subject to all of the terms and provisions of a Restricted Stock Purchase Agreement between the undersigned and the Company (the "Agreement"). Notwithstanding such pledge, the undersigned understands that this is a full recourse promissory note.

        The undersigned further agrees that, in the event that his employment by or association with the Company is terminated for any reason prior to payment in full of this Note, this Note shall be accelerated and all remaining unpaid principal and interest shall become due and payable within 30 days after such termination.

        If an action is instituted for collection of this Note, the undersigned agrees to pay court costs and reasonable attorneys' fees incurred by the holder hereof.

        This Note may be prepaid at any time without penalty.

        This Note and the obligations hereunder shall be governed by and construed and enforced in accordance with the laws of the State of California.

«Optionee»

        5 The interest rate shall be set by the Company at the time of an Early Exercise with Repurchase Agreement at (a) the applicable minimum Applicable Federal Rate as defined in the Code in effect on such date, rounded up to the nearest 2 percentage point, or (b) any lower rate fixed by the Company at such time.

        2 The due date shall be the fourth anniversary of the Vesting Commencement Date, or such later date fixed by the Company on the date of the Note.

QuickLinks

  Exhibit 10.2
1997 STOCK PLAN (As amended)
STOCK OPTION AGREEMENT (incorporation through 8/31/99)
EXHIBIT A STOCK OPTION AGREEMENT
EXHIBIT B INVESTMENT REPRESENTATION STATEMENT
EXHIBIT C NOTICE OF EXERCISE
STOCK OPTION AGREEMENT (since 9/1/99)
EXHIBIT A STOCK OPTION AGREEMENT
EXHIBIT B INVESTMENT REPRESENTATION STATEMENT
EXHIBIT C NOTICE OF EXERCISE
STOCK OPTION AGREEMENT (since 3/30/00)
EXHIBIT A STOCK OPTION AGREEMENT
EXHIBIT B INVESTMENT REPRESENTATION STATEMENT
EXHIBIT C NOTICE OF EXERCISE
TECHWELL, INC. 1997 STOCK PLAN STOCK OPTION AGREEMENT — EARLY EXERCISE
EXHIBIT A STOCK OPTION AGREEMENT
EXHIBIT B INVESTMENT REPRESENTATION STATEMENT
EXHIBIT C NOTICE OF EXERCISE
EXHIBIT D RESTRICTED STOCK PURCHASE AGREEMENT
EXHIBIT D–2 ASSIGNMENT SEPARATE FROM CERTIFICATE
EXHIBIT D–3 JOINT ESCROW INSTRUCTIONS
EXHIBIT D–4 CONSENT OF SPOUSE
EXHIBIT D-5 ELECTION UNDER SECTION 83(b) OF THE INTERNAL REVENUE CODE OF 1986
EXHIBIT D–6 FULL RECOURSE PROMISSORY NOTE